UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material under §240.14a-12

Malvern Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MALVERN Bancorp Inc. MALVERN BANCORR INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS PO. BOX 1342 BRENTWOOD, NY 1 1717 D65877-P65778 Your Vote Counts! MALVERN BANCORP, INC. 2022 Annual Meeting You invested in MALVERN BANCORP, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 23, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 1 0-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 9, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1 639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote by March 22, 2022 1 1 PM EDT. For shares held in a Plan, vote by March 21, 2022 1 1 :59 PM EDT.   Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* March 23, 2022 10:00 AM EDT www.virtualshareholdermeeting.com/MLVF2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www. ProxyVote.com  THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect seven directors for a one-year term expiring in 2023 and until their successors are elected and qualified. Nominees: Howard Kent 04) Andrew Fish 07) Anthony C. Weagley Julia D. Corelli 05) Cynthia Felzer Leitzell Norman Feinstein 06) Stephen R Scartozzi e For 2. To adopt a non-binding resolution to approve the compensation of our named executive officers. e For 3. To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022. e For NOTE: To transact such other business, as may properly come before the meeting or at any postponement or adjournment thereof. We are not aware of any other such business.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D65878-P65778